Legg Mason

FOCUS TRUST, INC.

QUARTERLY REPORT TO SHAREHOLDERS March 31, 2003 Primary Class

To Our Shareholders,

   We are pleased to provide you with Legg Mason Focus Trust’s quarterly report for the three months ended March 31, 2003.

   The following table summarizes key statistics for the Primary Class of shares of the Fund, as of March 31, 2003:

	Total ReturnsA

	3 Months	12 Months

Focus Trust Primary Class	+3.03%	-3.70%
S&P 500 Stock Composite IndexB	-3.15%	-24.76%
Lipper Large-Cap Core Funds IndexC	-3.11%	-23.73%

   On the following pages, Robert Hagstrom, the Fund’s portfolio manager, discusses the investment outlook and the Fund’s performance.

   Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

May 9, 2003

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

C	An index comprised of the 30 largest funds in the Lipper universe of 1,050 large-cap core funds.

Portfolio Manager’s Comments

Legg Mason Focus Trust, Inc.

Performance Analysis

   Legg Mason Focus Trust’s total returns for the first quarter of 2003 are shown below with the total returns of two comparative indices: the S&P 500 Stock Composite IndexA and the Lipper Large-Cap Growth Funds Index.B In addition, we have provided one-, two-, three-, four-, and five-year average annual returns.

	First	One	Two	Three	Four	Five
	Quarter	Year	Years	Years	Years	Years

Focus Trust Primary ClassC	+3.03%	-3.70%	-2.56%	-10.79%	-7.82%	-0.52%
S&P 500 Stock Composite Index	-3.15%	-24.76%	-13.16%	-16.09%	-8.64%	-3.77%
Lipper Large-Cap Growth Funds Index	-1.54%	-27.38%	-16.85%	-26.30%	-14.25%	-7.03%

Source: Lipper Inc.

   The Fund’s investment return in the first quarter generated a positive return for shareholders, outperforming both the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Although the Fund continues to perform very well over the most recent short-term period, what gives us the most satisfaction is providing superior relative performance over the long term.

   As we have mentioned on several occasions, because Focus Trust is a concentrated mutual fund, its short-term performance is likely to be significantly higher or lower than our stated comparative indices. This is simply the “nature of the beast” for most concentrated funds. We continually remind shareholders they should not emphasize the Fund’s short-term numbers, but instead underline our long-term investment results.

   Shareholders should also take note that Lipper has decided to reclassify Focus Trust as a Growth Fund. What is important to realize is the change from Core to Growth has nothing to do with our investment approach, but everything to do with how Lipper arranges and segregates mutual funds.

   Funds that invest in stocks that sport high price/ earnings ratios, high price-to-book ratios, and low dividend yields are customarily defined as “growth” funds. At the opposite end of the spectrum, funds that invest in stocks with low price/earnings ratios, low price-to-book ratios, and high dividend yields are customarily called “value” funds. If a mutual fund’s portfolio is somewhat evenly distributed between high price/ earnings ratio stocks and low price/ earnings ratio stocks, the fund is classified as a “core” fund.

A	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

B	An index comprised of the 30 largest funds in the Lipper universe of 684 large-cap growth funds.

C	Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

   Focus Trust has never had a predisposition for buying only high price/ earnings ratio stocks or low price/ earnings ratio stocks. We do, however, have a strong preference for buying value stocks, defined as stocks that sell for less than what they are worth. To determine what a company is worth, we use a multivariate approach to determine value. Anchored in this multivariate approach is the dividend discount model, which states that the value of an investment is the discounted present value of the investment’s future cash flows. By employing the dividend discount model, investors will rightly discern that value will sometimes reside in high price/ earnings ratio stocks and sometimes in low price/ earnings ratio stocks. In other words, because the stock market is a complex adaptive system that constantly evolves and adapts, value has a tendency to migrate.

   The job of a stock picker is to locate value, no matter whether it occupies the space dominated by high price/ earnings ratio stocks or low price/ earnings ratio stocks. As a consequence, the Fund may sometimes own high price/ earnings ratio stocks and be labeled a “growth” fund. We may sometimes own low price/ earnings ratio stocks and be labeled a “value” fund, or we may own a combination of these and be labeled a “core” fund. No matter how others may wish to describe the Fund, rest assured your portfolio manager considers Focus Trust to be a VALUE fund — defined as a fund that buys stocks at prices less than what they are worth.

Risk and Uncertainty

“In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable growth.”

   — FOMC Report

March 18, 2003

   When I read the FOMC report this past March, I instantly knew we were in a very unusual environment. I cannot remember the Federal Open Market Committee ever being unable to make a judgment about the economy because of a high level of uncertainty, but here it was. Events surrounding the Iraq war had created something so unusual the Federal Reserve, with all its resources and manpower, was unable to discern the potential direction of the economy.

   How does the stock market respond to uncertainty? The answer, I am sure you know, is not very well. Unable to make a judgment about what the future might look like, the stock market dramatically sells off. The economist Frank H. Knight helped us understand the differences between risk and uncertainty in his thoughtful book, Risk, Uncertainty and Profit, written in 1921.

   According to Knight, “The practical difference between the two categories, risk and uncertainty, is that in the former the distribution of the outcome in a group of

Portfolio Manager’s Comments — Continued

instances is known (either through calculation a priori or from statistics of past experience), while in the case of uncertainty this is not true. The reason being in general that it is impossible to form a group of instances, because the situation dealt with is in a high degree unique.” When we launched the war against Iraq, the market had only one other case (the 1991 Gulf War) that it could refer to in making judgments about what could possibly happen. There were simply not enough cases, or enough Gulf Wars, for the market to draw a statistically significant probability about the outcome. Without a probability to draw on, the market, understandably, sold off.

   What is also interesting about Knight’s book is what he says about human behavior in times of uncertainty. “The problem of the human attitude toward uncertainty,” wrote Knight, “is as beset with difficulties as that of uncertainty itself. Not merely is the human reaction to situations of this character apt to be erratic and extremely various from one individual to another, but the ‘normal’ reaction is subject to well-recognized deviations from the conduct which sound logic would dictate.” We have studied enough behavioral finance to recognize when investors deviate from sound logic, and what we instantly observe is the extreme mispricing of individual stocks that accompanies a period of uncertainty.

   The Fund has profited on several occasions when uncertainty took hold of the stock market. In the first instance, the Fund made significant bets during the October 1998 market sell-off caused by the Asian financial crisis coupled with the collapse of the notorious hedge fund Long Term Capital Management. While the news media were filled with stories of potential financial disaster, the Fund took the opportunity to make aggressive purchases. Once it became clear that the financial system was not going to implode, the S&P 500 recovered, posting a 21% gain for the quarter. The Fund gained 37% for the quarter.

   After the September 11 terrorist attacks in 2001, the stock market declined dramatically. Here again, uncertainty was high, and as a consequence stocks sold off. When the stock market reopened on September 17, the Fund made aggressive purchases. For the fourth quarter of 2001, the S&P 500, after bouncing off its lows, gained 11%. Focus Trust posted a 24% return. Most recently, during the fourth quarter of 2002, the stock market again declined, caused largely by the intense war rhetoric surrounding the potential conflict between the United States and Iraq. Once again, the stock market sold off, and once again, Focus Trust aggressively purchased stocks at lower levels. By the end of the quarter, the S&P 500, after dropping to a price low of 776 on October 9, was able to post a positive 8% gain. The Fund generated a 21% gain for shareholders during the same quarter.

   Admittedly, each one of the events described above was unique. There were no frequency distributions investors could draw upon to establish a probability scenario for the Asian financial crisis, the 9/11 terrorist attacks, or the war with Iraq. However, if one stood back and looked at the events in a much broader context, one could discern a pattern. What is common among these unique events is each imposed a high level of uncertainty on the stock market; investor actions which at best can be described as “deviations from conduct which sound logic would dictate” forced stock prices down; and subsequent resetting of the stock market, once it was evident one’s worst fears would not materialize, caused stock prices to rise.

   Those who study the history of stock markets can point to dozens of events that follow a similar pattern to that described above. Although each event was unique unto itself, the collection of these uncertainties over time is forming a frequency distribution that can aid investors who seek to profit from these periodic episodes. But let’s be clear: just because the last three major “uncertainty” events self-corrected within a quarter does not mean each future uncertainty event will behave similarly. Some will – some will not. However, for those who believe in the strength and vitality of our democratic capitalistic system and the financial markets that operate on its behalf, each future uncertainty that causes the stock market to sell off dramatically is more likely to be an opportunity for long-term investors than a pronounced end to our way of life.

   We remain optimistic about the performance of the U.S. economy and the stock market for 2003. However, I do believe economic growth will track below the average post-World War II recovery. We expect U.S. GDP growth to average 1% to 2% for the first half of the year, picking up to 2% to 3% growth in the second half. Core inflation should remain low, allowing interest rates to stay near these historic low levels. In this low nominal GDP environment, the scarce resource for investors will be growth. With most companies unable to raise prices for their goods and services, only those exceptional companies with high end demand will be able to post double digit earnings growth. It is the perfect environment for a focus portfolio. Limiting ourselves to the best of the best opportunities should allow our shareholders to continue to receive good investment returns.

   As always, we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

May 1, 2003
DJIA 8454.25

Performance Information
Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Class as of March 31, 2003

   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

   The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   Past performance does not predict future performance.

   The Fund’s total returns as of March 31, 2003, were as follows:

Average Annual Total Return

Primary Class:
One Year	-3.70%
Three Years	-10.79%
Five Years	-0.52%
Life of FundA	+8.63%

Cumulative Total Return

Primary Class:
One Year	-3.70%
Three Years	-29.01%
Five Years	-2.60%
Life of FundA	+93.18%

A Inception date of the Primary Class is April 17, 1995.

Selected Portfolio PerformanceB

Strongest performers for the 1st quarter 2003C

1.	Yahoo! Inc.	+46.9%
2.	Amazon.com, Inc.	+37.8%
3.	eBay Inc.	+25.8%
4.	USA Interactive	+16.9%
5.	Nextel Communications, Inc.	+15.9%
6.	Liberty Media Corporation	+8.8%
7.	General Electric Company	+5.6%
8.	Computer Associates International, Inc.	+1.2%
9.	Vodafone Group plc – ADR	+0.6%
Weakest performers for the 1st quarter 2003 2003C

1.	WPP Group plc – ADR	-27.4%
2.	Tyco International Ltd.	-24.6%
3.	AOL Time Warner Inc.	-17.1%
4.	American International Group, Inc.	-14.4%
5.	Accenture Ltd.	-13.8%
6.	Nokia Oyj – ADR	-7.8%
7.	Microsoft Corporation	-6.0%
8.	American Express Company	-6.0%
9.	Citigroup Inc.	-1.5%
Portfolio Changes

Securities added during the 1st quarter 2003

Electronic Data Systems Corporation
General Dynamics Corporation

Securities sold during the 1st quarter 2003

Honeywell International Inc.
Office Depot, Inc.

B	Individual stock performance is measured by the change in the stock’s price; dividends are assumed to be reinvested at the time they were paid.

C	Securities held for the entire quarter.

Portfolio of Investments

March 31, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Focus Trust, Inc.

	Shares/Par	Value

Common Stock and Equity Interests — 95.6%

Consumer Discretionary — 33.6%
Internet and Catalog Retail — 19.5%
Amazon.com, Inc.	600	$15,618	A
eBay Inc.	30	2,559	A
USA Interactive	325	8,707	A

		26,884

Media — 14.1%
AOL Time Warner Inc.	620	6,733	A
Liberty Media Corporation	775	7,541	A
WPP Group plc – ADR	190	5,234

		19,508

Financials — 8.5%
Diversified Financials — 6.0%
American Express Company	35	1,163
Citigroup Inc.	204	7,028

		8,191

Insurance — 2.5%
American International Group, Inc.	70	3,461

Industrials — 10.9%
Aerospace/ Defense — 1.2%
General Dynamics Corporation	30	1,652

Industrial Conglomerates — 9.7%
General Electric Company	300	7,650
Tyco International Ltd.	445	5,723

		13,373

Information Technology — 26.8%
Communications Equipment — 4.9%
Nokia Oyj – ADR	480	6,725

Internet Software and Services — 4.4%
Yahoo! Inc.	250	6,005	A

	Shares/Par	Value

Information Technology — Continued
IT Consulting and Services — 7.9%
Accenture Ltd.	250	$3,875	A
Electronic Data Systems Corporation	400	7,040

		10,915

Software — 9.6%
Computer Associates International, Inc.	510	6,966
Microsoft Corporation	260	6,295

		13,261

Telecommunication Services — 15.8%
Wireless Telecommunication Services — 15.8%
Nextel Communications, Inc.	1,150	15,398	A
Vodafone Group plc – ADR	350	6,377

		21,775

Total Common Stock and Equity Interests (Identified Cost — $125,254)		131,750

Repurchase Agreements — 4.2%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be purchased at $2,919 on 4/1/03 (Collateral: $2,814 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $2,980)	$2,919	2,919
State Street Bank & Trust Company 1.3%, dated 3/31/03, to be purchased at $2,919 on 4/1/03 (Collateral: $2,975 Federal Home Loan Bank notes, 1.4%, due 3/29/04, value $2,979)	2,918	2,918

Total Repurchase Agreements (Identified Cost — $5,837)		5,837

Total Investments — 99.8% (Identified Cost — $131,091)		137,587
Other Assets Less Liabilities — 0.2%		279

		$137,866

Net assets — 100.0%

Net asset value per share:

Primary Class		$17.69

A	Non-income producing.

                                                                                          Investment Adviser

Legg Mason Funds Management, Inc. Baltimore, MD

                                                                                          Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Richard G. Gilmore Arnold L. Lehman Robin J. W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan

                                                                                          Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

                                                                                          Custodian

State Street Bank & Trust Company Boston, MA

                                                                                          Counsel

Kirkpatrick & Lockhart LLP Washington, DC

                                                                                          Independent Accountants

PricewaterhouseCoopers LLP Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc. • Member SIPC

100 Light Street

P.O. Box 1476, Baltimore, MD 21203-1476
410 • 539 • 0000

LMF-222
5/03